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                                                                       EXHIBIT 1


                            MAVERICK TUBE CORPORATION
                                5,000,000 Shares
                                  Common Stock
                             UNDERWRITING AGREEMENT

                                                                    May 16, 2002


J.P. Morgan Securities Inc.
   as Representative of the Underwriters
270 Park Avenue, 21st Floor
New York, New York 10017


Dear Ladies and Gentlemen:

         Maverick Tube Corporation, a Delaware corporation (the "Company"), hereby confirms its agreement with the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you have been duly authorized to act as representative (in such capacity, the "Representative") as set forth below:

         1. Shares. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Underwriters 5,000,000 shares (the "Firm Shares") of the Company's common stock, par value $.01 per share (with associated preferred stock purchase rights) (the "Common Stock"). The Company also proposes to issue and sell to the Underwriters, for the sole purpose of covering over-allotments in connection with the sale of Firm Shares, not more than 750,000 additional shares of Common Stock at the option of the Underwriters as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to this option are referred to herein as the "Option Shares," and the Firm Shares and any Option Shares are collectively referred to herein as the "Shares." The Shares are more fully described in the Registration Statement referred to below.

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

                  (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-61292), and one amendment thereto, for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of up to $250,000,000 of securities (including the Shares), which registration statement, as so amended (including post-effective amendments), has been declared effective by the Commission and copies of which have heretofore been delivered or made available to the Underwriters. The registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, including the Prospectus (hereinafter defined), is hereinafter referred to as the "Registration Statement." If the Company has filed, or is required pursuant to the terms hereof to file, a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a "Rule


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         462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission. The Company, if required by the rules and regulations of the Commission (together, the "Rules and Regulations"), proposes to file the Prospectus (hereinafter defined) with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Shares which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
         Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, as of the date of such Preliminary Prospectus or as of the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

                  (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed and at the Closing Date and any Option Closing Date (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto, including all documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission,

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         complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus in light of the circumstances under which they were made, not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Rules and Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and the Exchange Act and the respective rules and regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information about the Underwriters furnished in writing to the Company by any Underwriter through the Representative specifically for use therein. If Rule 434 is used, the Company will comply with the requirements of Rule 434.

                  (c) The Company and all corporations, limited liability companies, partnerships and joint ventures (the "Subsidiaries") in which the Company has a direct or indirect majority equity interest and which would be required to be listed on Exhibit 21 to an Annual Report on Form 10-K of the Company if such report were to be filed with the Commission at the time of the execution and delivery of this Agreement have been duly organized and are validly existing as entities in good standing under the laws of their respective jurisdictions of organization and are duly qualified to transact business as foreign entities and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification and shall have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to do so or qualify or be in good standing would not have a material adverse effect on the business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (d) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Shares, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Securities Act in the public offering contemplated by this Agreement. The Firm Shares


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         and the Option Shares have been duly authorized and at the Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable.

                  (e) The issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and such shares are owned of record and beneficially by the Company, or another Subsidiary, free and clear of any security interests, liens, encumbrances, equities or claims.

                  (f) None of the operating Subsidiaries, other than Maverick Tube, L.P., Prudential Steel Ltd. and Precision Tube Holding Technology, L.P., is a "significant subsidiary" as such term is defined in Rule 405 under the Securities Act.

                  (g) The Shares are listed on the New York Stock Exchange (the "NYSE"), or will be approved for listing, subject to notice of issuance.

                  (h) Except as described or specifically referred to in the Prospectus and except for options granted under the Company's employee stock option, stock bonus or other stock plans or arrangements in effect as of the date hereof and described or incorporated by reference in the Prospectus (the "Company Stock Plans"), there are not outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (i) The historical consolidated financial statements and schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and the cash flows of the Company and its consolidated subsidiaries at the respective dates and for the respective periods to which they apply. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). No other financial statements or schedules are required to be included in the Registration Statement.

                  (j) Ernst & Young, LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their reports with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants within the meaning of the Securities Act, the Exchange Act and the related published rules and regulations thereunder.


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                  (k) The Company has full corporate power to enter into this
         Agreement and to carry out all of the terms and provisions hereof to be carried out by it. The execution and delivery of this Agreement have been duly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited under applicable law and except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting creditors' rights generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  (l) The compliance by the Company with the provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and such as may be required (and shall be obtained as provided in this Agreement) under the Securities Act, or
         (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its Subsidiaries except for such conflicts, defaults, violations, creations or impositions that would not affect the consummation of the Agreement, the issuance of the Shares or have a Material Adverse Effect.

                  (m) Subsequent to the respective dates as of which information is given or incorporated by reference in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development which, in the Company's reasonable judgment, is likely to cause a material adverse change, in the business, properties, management, net worth, or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or operations of the Company and its Subsidiaries taken as a whole, (ii) any transaction which is material to the Company or its Subsidiaries, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or out-standing indebtedness of the Company or its Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. Neither the Company nor the Subsidiaries has any material contingent obligation that is not disclosed or incorporated by reference in the Registration Statement.

                  (n) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company



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         to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (o) Subsequent to the respective dates as of which information is given, or incorporated by reference, in the Registration Statement and the Prospectus: (1) the Company and its subsidiaries, prior to the Closing Date or the related Option Closing Date (if any), have not entered, and will not enter, into any transaction not in the ordinary course of business that is material to the Company and its subsidiaries taken as a whole; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries or any default under the terms of any class of capital stock of the Company or any outstanding debt obligations, except in each case as described in or contemplated by the Prospectus.

                  (p) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and is not subject to regulation as an investment company under the 1940 Act. This transaction will not cause the Company to become an investment company subject to registration under the 1940 Act.

                  (q) The Company has not distributed and, prior to the later of
         (i) the Closing Date and (ii) the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement or any amendment thereto, or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Securities Act.

                  (r) Each certificate signed by any officer of the Company and delivered to the Underwriters pursuant to this Agreement or in connection with the payment of the purchase price and delivery of the certificates for the Shares shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                  (s) No labor dispute with the employees of the Company or any of the Subsidiaries exists or is threatened or imminent that could result in a Material Adverse Effect, except as described in or contemplated by the Prospectus.

                  (t) The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such Subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding,


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         would result in a Material Adverse Effect, except as described in or contemplated by the Prospectus.

                  (u) The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not cause a Material Adverse Effect, except as described in or contemplated by the Prospectus.

                  (v) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus.

                  (w) The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in or contemplated by the Prospectus.

                  (x) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus.

                  (y) Neither the Company nor any of the Subsidiaries is in violation of any federal, state, local or foreign law, rule, regulation or order relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials, and the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each such Subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Effect, except as described in or

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         contemplated by the Prospectus. Neither the Company nor any of the
         Subsidiaries has received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (z) There are no holders of securities of the Company, who, by reason of the filing of the Registration Statement or the transactions contemplated hereby, have the right (and have not waived such right) to request the Company to register under the Securities Act, or to include in the Registration Statement, securities held by them.

                  (aa) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and
         (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (bb) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company and its subsidiaries.

                  (cc) The Company and each of the Subsidiaries have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such Subsidiary, and any real property and buildings held under lease by the Company or any such Subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary, in each case except as described or incorporated by reference in or contemplated by the Prospectus.

                  (dd) Except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its Subsidiaries is or, to the best knowledge of the Company, may be a party or to which any property of the Company or any of its Subsidiaries is or, to the best knowledge of the Company, may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Company, contemplated by any governmental authority or regulatory authority or threatened by others; and (i) there are no current pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus that are not so described and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed or described.

         3. Purchase, Sale and Delivery of the Shares.

                  (a) (i) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Company, the number of Shares set forth opposite the respective names of the Underwriters in Column (1) of Schedule I hereto at a purchase price of $14.50 per share of Common Stock. The delivery of and payment for the Firm Shares shall be made at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038 at 9:00 a.m. on May 22, 2002, or at such other place, time or date as the Representative and the Company may agree upon or as the Representative may determine, such time and date of delivery against payment being herein referred to as the "Closing Date."

                  (b) In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, which may be exercised in whole or in part from time to time during the 30-day period following the date of this Agreement, to purchase up to an aggregate of 750,000 shares of Common Stock (the "Option Shares") from the Company at the purchase price per share to be paid by the Underwriters for the Firm Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Shares. The option granted hereunder may be exercised from time to time upon notice by the Representative to the Company. The time and date of delivery of Option Shares, if subsequent to the Closing Date, shall be called an "Option Closing Date" (each such date, the "Option Closing Date") and shall be determined by the Representative and shall not be earlier than two nor later than five full business days after delivery of such notice of exercise. The Underwriters may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

                  (c) Payment for the Firm Shares shall be made at the Closing Date (and, if applicable, payment for the Option Shares shall be made at the Option Closing Date) by wire transfer in immediately available-funds to the order of the Company. The Company shall deliver, or cause to be delivered a credit representing the Firm Shares or the Option

         Shares, as the case may be, to an account or accounts at The Depository Trust Company as designated by the Underwriters for the accounts of the Underwriters, at the Closing Date or the Option Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price thereof. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

                  (d) Not later than 12:00 noon on the first business day following the date of this Agreement, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places, as the Underwriters shall request.

         4. Offering by the Underwriters. Upon authorization by the Company of the release of the Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

         5. Covenants of the Company. The Company covenants and agrees with each Underwriter that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act. During any time when a prospectus relating to the Shares is, in the opinion of counsel for the Underwriters, required to be delivered under the Securities Act, the Company (i) will comply with all requirements imposed upon it by the Securities Act and the Exchange Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus or any amendment or supplement to such prospectus or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representative shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representative shall not have given its consent; provided, that the foregoing provision of this clause (ii) does not prohibit the Company from making filings with the Commission of statements and reports that it reasonably believes are required to be made under the Exchange Act. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representative or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Underwriters, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representative of each such filing or effectiveness.

                  (b) The Company will advise the Representative, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Shares for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or
         (iv) any request made by the Commission for amending the Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (c) If, at any time prior to the final date when a prospectus relating to the Shares is, in the opinion of counsel for the Underwriters, required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement, the Prospectus to comply with the Securities Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representative thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                  (d) The Company will, without charge, provide (i) to each Underwriter and to counsel for the Underwriters a conformed copy of the Registration Statement and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement and (ii) as soon after the execution and delivery of this Agreement as is practicable and thereafter from time to time for such period as in the reasonable opinion of counsel for the Underwriters a prospectus relating to the Shares is required by the Securities Act to be delivered in connection with sales by the Underwriters or a dealer, as many copies of the Prospectus and any amendment or supplement thereto as the Representative may reasonably request.

                  (e) The Company, as soon as practicable when required, will make generally available to its securityholders and to the Representative a consolidated earnings statement of the Company and its Subsidiaries that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                  (f) The Company will use reasonable commercial efforts to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Representative may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                  (g) The Company will apply the net proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus.

                  (h) For a period of 90 days after the date of the Prospectus, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representative, other than (A) the Shares to be sold hereunder, (B) any shares of Common Stock of the Company issued upon the exercise of options granted under existing employee stock option plans, (C) pursuant to the terms of convertible or exchangeable securities of the Company outstanding on the date hereof, or (D) (I) in connection with any acquisition transaction or exchange offer announced by the Company prior to the date hereof or (II) relating to the proposed purchase by the Company of the North Star Steel Tubular Division.

                  (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Shares or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (j) The Company, during the period when the Prospectus is, in the opinion of counsel for the Underwriters, required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14, or 15 of the Exchange Act within the periods required by the Exchange Act and the rules and regulations thereunder.

                  (k) The Company will use its best efforts to cause its Common Stock to continue to be listed on the NYSE, or in lieu thereof, on the American Stock Exchange or the NASDAQ National Market System.

         6. Expenses. The Company will pay, and hold the Underwriters harmless from, the following costs and expenses incident to the performance of its obligations under this

Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof: (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Shares and any amendment thereto, any Rule 462(b) Registration Statement, the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees, (v) the qualification of the Shares under state securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission (and the National Association of Securities Dealers, Inc.) relating to the Shares, and (vii) the listing of the Shares on the NYSE. If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Shares. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         7. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares shall be subject, in the Representative's sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Closing Date, as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

                  (a) The Registration Statement shall have become effective prior to the date hereof and all filings required by Rules 424(b), 430A and 462 under the Securities Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representative, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, or the Prospectus or otherwise).

                  (b) The Underwriters shall have received an opinion, dated the Closing Date, of Gallop, Johnson & Neuman, L.C., counsel for the Company, to the effect that:

                  (i) the Company and each of the Subsidiaries have been duly incorporated, or in the case of Maverick Tube, L.P. and Precision Tube Technology, L.P. (together, the "Partnerships"), duly formed, are validly existing as corporations, or in the case of each of the Partnerships, as limited partnerships, in good standing under the laws of their respective jurisdictions of incorporation, or in the case f each of the Partnerships, jurisdictions of formation, and are duly qualified to transact business as foreign corporations, or in the case of each of the Partnerships, as limited partnerships, and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and the Subsidiaries, taken as a whole;

                  (ii) the Company and each of the Subsidiaries have corporate power, or in the case of the Partnerships, limited partnership power, to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it;

                  (iii) the Company has authorized capital stock as set forth in the Prospectus and the description of the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the Firm Shares have been duly authorized and validly issued and are fully paid and nonassessable; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Firm Shares under the Delaware General Corporation Law or the Company's Certificate of Incorporation or by-laws;

                  (iv) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

                  (v) the compliance by the Company with the provisions of this Agreement and the consummation of the other transactions herein contemplated do not conflict with or result in a breach or violation of any of the terms and provisions of the charter documents or by-laws of the Company;

                  (vi) to the best knowledge of such counsel, no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement and are not described therein, and, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties; and, to the best knowledge of such counsel, no contract or other document is required to be described in the Registration Statement, the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                  (vii) the issuance, offering and sale of the Firm Shares to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or any of the Subsidiaries;

                  (viii) the Registration Statement and the Prospectus (excluding the financial statements and other financial or statistical information contained or incorporated by reference therein and any information furnished by the Underwriters, as to which such counsel need express no opinion) comply on their face as to form in all material respects with the applicable requirements of the Securities Act and the respective rules and regulations of the Commission thereunder and, to the knowledge of such counsel, the Registration Statement is effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened, pending or contemplated; and

                  (ix) this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' and contracting parties' rights generally and may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Such counsel shall also state that it has participated in telephone calls and exchanges of information and comments with officers and other representatives of the Company and representatives of the independent public accountants of the Company, with respect to the contents of the Registration Statement and the Prospectus. Although such counsel need not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and need not make any representation that it has independently verified the accuracy, completeness or fairness of such statements, such counsel shall state that on the basis of the foregoing and the information disclosed to it (i) no facts came to its attention that lead it to believe that the Registration

Statement, as of the time it was declared effective under the Securities Act, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading (it being understood that such counsel need not express any view with respect to the financial statements, including the notes and schedules thereto and the auditor's report thereon, or any other information of a financial or accounting nature or statistical data set forth or referred to in the Registration Statement or any document incorporated therein by reference or any exhibits thereto), and (ii) no facts have come to such counsel's attention that lead it to believe that the Prospectus, as of the time it was filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any view with respect to the financial statements including the notes and schedules thereto and the auditor's report thereon, or any other information of a financial or accounting nature or statistical data set forth or referred to in the Prospectus or any document incorporated therein by reference).

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. References to the Registration Statement and the Prospectus in this Section 7(b) shall include any amendment or supplement thereto at the date of such opinion.

                  (c) The Representative shall have received an opinion, dated the Closing Date, of Stroock & Stroock & Lavan LLP, counsel for the Underwriters, with respect to the sale of the Firm Shares and such other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (d) The Representative shall have received from Ernst & Young, LLP a letter or letters dated on the date of this Agreement and on the Closing Date, in form and substance satisfactory to the Representative, to the effect that:

                           (i) they are independent accountants with respect to
                  the Company and its consolidated subsidiaries within the meaning of the Securities Act, and the Exchange Act and the applicable rules and regulations thereunder;

                           (ii) in their opinion, the audited consolidated
                  financial statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act and the related published rules and regulations thereunder;

                           (iii) on the basis of a reading of the latest
                  available interim unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this Section 7(d)(iii), a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                                   (A) the unaudited condensed consolidated financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration
                                            Statement and the Prospectus do not
                                            comply in form in all material
                                            respects with the applicable
                                            accounting requirements of the
                                            Securities Act, the Exchange Act and
                                            the related published rules and
                                            regulations thereunder, or are not
                                            in conformity with generally
                                            accepted accounting principles
                                            applied on a basis substantially
                                            consistent with that of the audited
                                            consolidated financial statements
                                            included in the Registration
                                            Statement and the Prospectus; and

                                   (B)      at a specific date not more than
                                            five business days prior to the date
                                            of such letter, there were any
                                            changes in the capital stock or
                                            long-term debt of the Company and
                                            its consolidated subsidiaries or any
                                            decreases in net current assets or
                                            stockholders' equity of the Company
                                            and its consolidated subsidiaries,
                                            in each case compared with amounts
                                            shown on the December 31, 2001
                                            audited consolidated balance sheet
                                            incorporated by reference in the
                                            Registration Statement and the
                                            Prospectus; or for the period from
                                            January 1, 2002, to such specified
                                            date, there were any decreases, as
                                            compared with the corresponding
                                            period in the preceding year and
                                            with a period of corresponding
                                            length ending on December 31, 2001,
                                            in net revenues, net income before
                                            income taxes or total or per share
                                            amounts of net income of the Company
                                            and its consolidated subsidiaries,
                                            except in all instances for changes,
                                            decreases or increases set forth in
                                            such letter.

         In the event that the letter referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letter shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representative deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representative, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement, as amended as of the date hereof.

         References to the Registration Statement and the Prospectus in this
Section 7(d) with respect to the letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                  (e) The Representative shall have received a certificate, dated the Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct as if made on and as of the Closing Date; the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                           (iii) subsequent to the respective dates as of which
                  information is given in the Registration Statement, the Preliminary Prospectus and the Prospectus, neither the Company nor any of its Subsidiaries has sustained any loss that is material to the Company and its Subsidiaries taken as a whole or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, net worth or results of operations of the Company and its Subsidiaries taken as a whole, except in each case as described in or contemplated by the Prospectus.

Such officers' certificate may state that it is being delivered by each officer on behalf of the Company and no personal liability shall attach to the individual executing the certificate absent fraudulent misrepresentation.

                  (f) Subsequent to the execution and delivery of this Agreement, neither the Company nor any of its Subsidiaries has sustained any loss that is material to the Company and its Subsidiaries taken as a whole or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, net worth or results of operations of the Company and its Subsidiaries taken as a whole, except in each case as described in or contemplated by the Prospectus, the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Firm Shares on the Closing Date on the terms and in the manner contemplated by this Agreement and the Prospectus.

                  (g) The Representative shall have received the undertaking of each executive officer and director of the Company not to engage in any of the aforementioned transactions set forth in Section 5(h) of this Agreement on their own behalf.

                  (h) The Representative and counsel for the Underwriters shall have received such documentation as may be necessary to deliver the Shares to the Underwriters in a form satisfactory to the Representative and counsel for the Underwriters.

                  (i) Prior to the commencement of the offering of the Shares, the Shares shall have been approved for listing on the NYSE, subject to official notice of issuance.

                  (j) On or before the Closing Date, the Representative and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

                  (k) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any debt securities or preferred stock of or guaranteed by the Company or any of its Subsidiaries by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and
         (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any debt securities or preferred stock of or guaranteed by the Company or any of its Subsidiaries (other than an announcement with positive implications of a possible upgrading).

                  (l) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Firm Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Firm Shares.

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representative and counsel for the Underwriters. The Company shall furnish to the

Representative such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representative and counsel for the Underwriters shall reasonably request.

         The respective obligations of the Underwriters to purchase and pay for any Option Shares shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Shares, except that all references to the Firm Shares and the Closing Date shall be deemed to refer to such Option Shares and the related Option Closing Date, respectively.

         8. Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                           (i) any untrue statement or alleged untrue statement
                  of any material fact contained in the Registration Statement or any amendment thereto, the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or

                           (ii) the omission or alleged omission to state in the
                  Registration Statement or any amendment thereto, the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                           (iii) any inaccuracy in or breach of the
                  representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under law;

         and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information concerning an Underwriter furnished to the Company by such Underwriter through the Representative specifically for use therein; and provided, further, that the Company will not be liable to such Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Prospectus that is corrected in any amendment or supplement thereto if the person asserting any such loss, claim, damage or liability purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented), other than the documents incorporated by reference therein, at or prior to the written confirmation of the sale of such Shares to such person in any case where such delivery of the Prospectus as amended or supplemented is required by the Securities Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5 of this Agreement. This indemnity agreement will be in addition to any liability that the Company may otherwise have. The Company will not, without the prior written consent of such Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Securities Act or
         Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

                  (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company by such Underwriter through the Representative specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability that such Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8 except to the extent (but only to the extent) that failure to give notice shall materially prejudice such party's rights. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to the indemnified party and/or other indemnified parties which are different from or additional to those available to the indemnifying party and would make the representation of all such parties inappropriate, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8(c) for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriters in the case of Section 8(b), representing the indemnified parties under such Section 8(b) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or
         (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                  (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other from the offering of the Shares or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company bear to the total profits received by the Underwriters. ("Total profits" are defined as the difference between the total price at which the Underwriters sell the Shares to the public and the total price that the Underwriters pay to purchase the Shares from the Company). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this Section 8(d). Notwithstanding any other provision of this
         Section 8, no Underwriter shall be obligated to make contributions hereunder in excess of any amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the J.P. Morgan Securities Inc. Master Agreement Among Underwriters. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

         9. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Shares or Option Shares hereunder and the aggregate number of such Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Shares or Option Shares to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representative for the purchase of such Shares by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative), but if no such arrangements are made by the Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Shares or Option Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Shares that is more than ten percent of the aggregate number of Firm Shares or Option Shares, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representative are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative) of the Shares with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representative shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, established as provided in Section 4 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Shares or Option Shares, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default

         10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         11. Termination.

                  (a) This Agreement may be terminated with respect to the Firm Shares or any Option Shares in the sole discretion of the Representative by notice to the Company given prior to the Closing Date or Option Closing Date, as the case may be, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date or Option Closing Date, as the case may be:

                           (i) the Company and the Subsidiaries, taken as a
                  whole, shall have, in the sole judgment of the Representative, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the financial condition, net worth or results of operations of the Company and its Subsidiaries, except in each case as described in or contemplated by the Prospectus;

                           (ii) trading in any securities issued or guaranteed
                  by the Company shall have been suspended by the Commission or the NYSE or any other exchange or trading in securities generally on the NYSE, the American Stock Exchange or the National Association of Securities Dealers Inc. shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

                           (iii) a banking moratorium shall have been declared
                  by New York or United States authorities; or

                           (iv) there shall have been (A) an outbreak or
                  escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or
                  (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions, either within or outside the United States, that, in the sole judgment of the Representative, is material and adverse and makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares as contemplated by the Registration Statement, as amended as of the date hereof.

                  (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

         12. Information Supplied by the Underwriters. The information furnished by the Underwriters to the Company for the purposes of Sections 2(b) and 8 hereof will be set forth in a letter delivered on the Closing Date. The Underwriters confirm that such statements (to such extent) are correct.

         13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Robert Vincent, Esq., J.P. Morgan Securities Inc., 270 Park Avenue, 21st Floor, New York, New York 10017, (facsimile: (212) 270-7487), with a copy to Anna T. Pinedo, Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, (facsimile: (212) 806-6006); and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Pamela Boone, CFO and Vice-President-Finance, Maverick Tube Corporation, 16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri 63017, (facsimile: (636) 733-1671), with a copy to Robert H. Wexler, Gallop, Johnson & Neuman, L.C., 101 South Hanley, St. Louis, Missouri 63105, (facsimile: (314) 615-6001).

         14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the Underwriters, the Company, and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8(a)of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8(b) of this Agreement shall also be for the benefit of the Company, the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Shares from any Underwriter shall be deemed a successor because of such purchase.

         15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

         16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the Underwriters.

                                           Very truly yours,
                                           MAVERICK TUBE CORPORATION

                                           By: /s/ Pamela G. Boone
                                              --------------------------------
                                           Name: Pamela G. Boone
                                                ------------------------------
                                           Title: Vice President
                                                 -----------------------------

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.
J.P. MORGAN SECURITIES INC.
DEUTSCHE BANK SECURITIES INC.
RAYMOND JAMES & ASSOCIATES, INC.

By:  J.P. MORGAN SECURITIES INC., as
     Representative of the several
     Underwriters

By: /s/ Arnold Evans
   -----------------------------------
Name: Arnold Evans
     ---------------------------------
Title: Vice President
      --------------------------------

                                   SCHEDULE I



---------------------------------------- -------------------------------------- --------------------------------------
              UNDERWRITER                     NUMBER OF FIRM SHARES TO BE           NUMBER OF OPTION SHARES TO BE
                                              PURCHASED FROM THE COMPANY             PURCHASED FROM THE COMPANY
---------------------------------------- -------------------------------------- --------------------------------------
J.P. Morgan Securities Inc.                            2,500,000                                 N/A
---------------------------------------- -------------------------------------- --------------------------------------
Deutsche Bank Securities Inc.                          1,350,000                                 N/A
---------------------------------------- -------------------------------------- --------------------------------------
Raymond James & Associates, Inc.                       1,150,000                                 N/A
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
                  Total:                               5,000,000                                 N/A
---------------------------------------- -------------------------------------- --------------------------------------